UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2020

CEVA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-49842 (Commission File Number)	77-0556376 (I.R.S. Employer Identification No.)

1174 Castro Street, Suite 210, Mountain View, CA (Address of Principal Executive Offices)	94040 (Zip Code)

650/417-7900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Security Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 per share	CEVA	The NASDAQ Stock Market LLC

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 8, 2020, the Company held a virtual annual meeting of stockholders for 2020, at which the Company’s stockholders approved the following five proposals. The proposals are described in detail in the proxy statement for the annual meeting that the Company filed with the Securities and Exchange Commission on April 29, 2020.

Proposal 1: Election of Directors

The following directors were elected at the meeting to serve for a one-year term until the 2020 annual meeting of stockholders:

Name	Votes For	Votes Withheld	Broker Non-Vote
Bernadette Andrietti	15,927,054	33,402	1,990,627
Eliyahu Ayalon	15,785,555	174,901	1,990,627
Zvi Limon	14,984,983	975,473	1,990,627
Bruce A. Mann	14,935,379	1,025,077	1,990,627
Maria Marced	15,820,575	139,881	1,990,627
Peter McManamon	15,698,348	262,108	1,990,627
Sven-Christer Nilsson	14,588,224	1,372,232	1,990,627
Louis Silver	14,972,223	988,233	1,990,627
Gideon Wertheizer	15,778,544	181,912	1,990,627

Proposal 2: Amendment and Restatement of the 2002 Employee Stock Purchase Plan

The approval of an amendment and restatement of the 2002 Employee Stock Purchase Plan to increase the number of shares of common stock reserved for issuance thereunder from 2,500,000 shares to 2,850,000 shares, was approved as follows:

15,944,330	13,814	2,312	1,990,627
For	Against	Abstained	Broker Non-Vote

Proposal 3: Amendment and Restatement of the 2011 Equity Incentive Plan

The approval of an amendment and restatement of the 2011 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder from 2,350,000 shares to 3,200,000 shares and extend the expiration date of the plan to April 5, 2030, was approved as follows:

15,782,709	173,818	3,929	1,990,627
For	Against	Abstained	Broker Non-Vote

Proposal 4: Ratification of Appointment of Independent Auditors

The selection of Kost Forer Gabby & Kassierer, a member of Ernst & Young Global, as independent auditors of the Company for the fiscal year ending December 31, 2020, was ratified as follows:

16,661,588	1,285,742	3,753	-0-
For	Against	Abstained	Broker Non-Vote

Proposal 5: Compensation of the Named Executive Officers

The advisory vote to approve the Company’s named executive officer compensation was approved as follows:

15,748,006	208,437	4,013	1,990,627
For	Against	Abstained	Broker Non-Vote

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEVA, INC.

June 11, 2020	By:	/s/ Yaniv Arieli
Yaniv Arieli
Chief Financial Officer

4